Exhibit 99.1

Tribune Publishing to be Acquired by Alden Global Capital

Transaction Provides Significant Premium to Tribune Stockholders

CHICAGO, Feb. 16, 2021 -- Tribune Publishing Company (NASDAQ:TPCO) (“Tribune” or the “Company”) and affiliates of Alden Global Capital ("Alden") today announced that they have entered into a definitive merger agreement under which Alden will acquire all of the outstanding shares of Tribune common stock not currently owned by Alden for $17.25 per share in cash. Alden currently owns 11,554,306 shares of Tribune common stock, representing 31.6% of the Company’s outstanding shares.

The purchase price represents a premium of 45% to the closing price of Tribune common stock on December 11, 2020, the last trading day prior to receiving Alden’s proposal, a premium of approximately 35% to the closing price of Tribune common stock on December 30, 2020, the last trading day prior to public disclosure of Alden’s proposal, and a 21% increase from Alden’s initial offer of $14.25 per share. The definitive agreement was approved by Tribune’s Board of Directors following the recommendation by the special committee of Tribune’s Board formed to evaluate Alden’s proposal and potential alternatives.

Philip G. Franklin, Chairman of the Board and a member of the special committee, said, “Over the past year, the Company has taken a number of actions to adapt to an ever-changing business and industry environment, including the impact of COVID-19. These actions included strengthening the Company’s financial position, driving digital growth and investing in high-quality content to better serve customers, employees and communities. This positioning enabled the special committee to negotiate a premium, all-cash price, which the committee concluded was superior to the available alternatives.”

Concurrent with the signing of the merger agreement, Alden has signed a non-binding term sheet to sell The Baltimore Sun to Sunlight for All Institute, a public charity formed by Stewart Bainum Jr.

Approvals and Timing

The transaction is expected to close in the second quarter of 2021, subject to, among other things, the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the approval of holders of two-thirds of Tribune common stock not owned by Alden, as well as other customary closing conditions.

Upon completion of the transaction, Tribune will become a privately held company, and its common stock will no longer be listed on any public market.

Advisors

Moelis & Company LLC is serving as exclusive financial advisor to Alden Global Capital, and Akin Gump Strauss Hauer & Feld LLP is serving as legal advisor. Lazard is serving as financial advisor to the special committee of the Board of Directors of Tribune, and Davis Polk & Wardwell LLP is serving as the special committee’s legal advisor.

Fourth Quarter and Full Year 2020 Earnings

Tribune intends to report its financial results for the fourth quarter and full year 2020 in early March. In light of today's announcement and the pending transaction, the Company will not host a conference call to discuss its financial results.

About Tribune Publishing Company

Tribune Publishing Company (NASDAQ: TPCO) is a media company rooted in award-winning journalism. Headquartered in Chicago, Tribune Publishing operates local media businesses in eight markets with titles including the Chicago Tribune, New York Daily News, The Baltimore Sun, Hartford Courant, South Florida's Sun Sentinel and Orlando Sentinel, Virginia’s Daily Press and The Virginian-Pilot, and The

Morning Call of Lehigh Valley, Pennsylvania. In addition to award-winning local media businesses, Tribune Publishing operates Tribune Content Agency and TheDailyMeal.com.

Our brands are committed to informing, inspiring and engaging local communities. We create and distribute content across our media portfolio and offer integrated marketing, media, and business services to consumers and advertisers, including digital solutions and advertising opportunities.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Tribune Publishing Company (“Tribune”) and Tribune Enterprises, LLC (“Acquiror”). In connection with this proposed transaction, Tribune may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Tribune may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Tribune as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Tribune through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Tribune will be available free of charge on Tribune’s internet website at https://investor.tribpub.com or by contacting Tribune’s primary investor relation’s contact by email at abullis@tribpub.com or by phone at 312-222-2102.

Participants in Solicitation

Tribune, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Tribune is set forth in its Annual Report on Form 10-K for the fiscal year ended December 29, 2019, which was filed with the SEC on March 11, 2020, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 7, 2020, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements involve many risks and uncertainties about Tribune and Acquiror that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, failure to obtain the required vote of the Company’s stockholders; the timing to consummate the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Tribune; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Tribune to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers. These forward-looking statements speak only as of the date of this communication, and Tribune expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Tribune’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Tribune, including the most recent Forms 10-K and 10-Q for additional information about Tribune and about the risks and uncertainties related to the business of Tribune which may affect the statements made in this presentation.

Contacts:

Alden:

Davidson Goldin

212.319.3451

david@goldin.com

Tribune:

Investor Relations:

Amy Bullis

312.222.2102

abullis@tribpub.com

Media:

Max Reinsdorf

847.867.6294

mreinsdorf@tribpub.com